===============================================================================================================

                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): January 24, 2006

                                      SOUTHERN CALIFORNIA EDISON COMPANY
                            (Exact name of registrant as specified in its charter)

             CALIFORNIA                    001-2313                        95-1240335
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                           2244 Walnut Grove Avenue
                                                (P.O. Box 800)
                                          Rosemead, California 91770
                         (Address of principal executive offices, including zip code)

                                                 626-302-1212
                             (Registrant's telephone number, including area code)

===============================================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        On January 24, 2006, Southern California Edison Company agreed to sell $350,000,000 5.625% First and
Refunding Mortgage Bonds, Series 2006A, Due 2036, and $150,000,000 Floating Rate First and Refunding Mortgage
Bonds, Series 2006B, Due 2009 ("New Bonds").  For further information concerning the New Bonds, refer to the exhibits contained in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                                                          (Registrant)

                                        /s/ Linda G. Sullivan
                                        --------------------------------------------------------
                                        LINDA G. SULLIVAN
                                        Vice President and Controller

January 27, 2006

                                                 EXHIBIT INDEX

Exhibit
Number                           Description
------------- ----------------------------------------------------------------------------

1.            Underwriting Agreement dated as of January 24, 2006

4.1           One Hundred Twelfth Supplemental Indenture dated as of January 24, 2006

4.2           Certificate as to Actions Taken by Officer of Southern California Edison
              Company, dated as of January 24, 2006

5             Opinion of Counsel

12.1          Statement re Computation of Ratios of Earnings to Combined Fixed Charges
              and Preferred Stock Dividends

12.2          Statement re Computation of Ratios of Earnings to Fixed Charges

25.1          Statement of Eligibility on Form T-1 under the Trust Indenture Act of
              1939, as amended, of the Bank of New York Trust Company, N.A., as Trustee
              under the Indenture (First Mortgage Bonds)
------------- ----------------------------------------------------------------------------